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                                                                     EXHIBIT 4.1

                                    [FRONT]

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
     Number                                                          Shares
     ------                                                          ------
     [___]                                                            [___]

                              SEPTEMBER 13, 1996

                           NOVASTAR FINANCIAL, INC.

THIS CERTIFIES THAT ________________________________________________________
IS THE REGISTERED

HOLDER OF _________________________________________________________________
Shares of the Common Stock of

                           NovaStar Financial, Inc.

HEREINAFTER DESIGNATED "THE CORPORATION," TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

This certificate and the shares represented thereby shall be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of said Corporation, a copy of each of which is on file at the office at the Corporation, and made a part hereof as fully as though the provisions of said Articles of Incorporation and Bylaws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

Any shareholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof; and a copy of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of stock upon which the holders thereof by said Articles of Incorporation and the Bylaws.

     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

     DATED:


     _____________________________            ________________________________
                         Secretary                                   President


                                    [SEAL]
________________________________________________________________________________

                                    [BACK]


     FOR VALUE RECEIVED, _________ hereby sell, assign and transfer unto _______________________________________________ Shares represented by the within
Certificate and do hereby irrevocably constitute and appoint ___________________ _________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated: _____________________________
                                                 ______________________________

               In the Presence of

     ____________________________________

           NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND
          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE,
                  IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                      ENLARGEMENT, OR ANY CHANGE WHATEVER